Exhibit 10.5

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [●], 2026, and shall be effective as of the Closing (as defined in the Merger Agreement (as defined below), by and among (i) Titan Holdings Corp., a Delaware corporation (“Pubco”), (ii) Compass Digital Acquisition Corporation, a Cayman Islands exempted company (“Purchaser”), (iii) HCG Opportunity, LLC, a Delaware limited liability company (the “Sponsor”), (iv) Compass Digital SPAC LLC, a Delaware limited liability company (the “Old Sponsor”), and (v) the other parties listed on the signature pages hereto as “Holders” that execute and deliver a copy of this Amendment (together with the Old Sponsor and Sponsor, being referred to herein as a “Signing Holder” and collectively as the “Signing Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then in the Merger Agreement (as defined below)).

RECITALS

WHEREAS, Purchaser and the Signing Holders and the other parties named therein as “Holders” (collectively with the Signing Holders, the “Holders”) are parties to that certain Registration Rights Agreement, dated as of October 14, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which Purchaser granted certain registration rights to the Holders named therein with respect to Purchaser’s securities;

WHEREAS, on January6, 2026, (i) Purchaser, (ii) Pubco, (iii) Titan SPAC Merger Sub Corp., a Cayman Islands exempted company and a direct wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Titan Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Pubco (“Company Merger Sub”), and (v) Key Mining Corp., a Delaware corporation (the “Company”), entered into that certain Agreement and Plan of Merger (as may be amended from time to time in accordance with the terms thereof, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (i) Purchaser Merger Sub will merge with and into the Purchaser, with the Purchaser continuing as the surviving entity (the “Purchaser Merger”), and with holders of ordinary shares of the Purchaser receiving shares of common stock of Pubco, (ii) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and with holders of common stock of the Company receiving shares of common stock of Pubco, holders of Company options having their Company options assumed by Pubco and holders of Company warrants having their Company warrants assumed by Pubco, (iii) as a result of the Mergers, the Purchaser and the Company will become direct wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, and (iv) following the Purchaser Merger, the Purchaser will de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware and domesticate as a Delaware corporation pursuant to and in accordance with Section 388 of the Delaware General Corporation Law and Part XII of the Companies Act (Revised) of the Cayman Islands;

WHEREAS, prior to the consummation of the transactions contemplated by the Merger Agreement, Pubco and certain of the Sellers have or will enter into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “Seller Registration Rights Agreement”) for Pubco to grant the Sellers certain registration rights with respect to certain of the Sellers’ “Registrable Securities” as defined therein (the “Seller Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms thereof in order to reflect the transactions contemplated by the Merger Agreement, including the issuance of the Pubco Common Stock and assumption of the Purchaser Warrants thereunder and the Seller Registration Rights Agreement; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of Purchaser and the holders of at least a majority in interest of the Registrable Securities at the time in question.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of Purchaser under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by Pubco as if it were the original “Company” party thereto. Pubco hereby assumes and agrees, from and after the Closing, to pay, perform, satisfy, and discharge in full, as the same become due, all of Purchaser’s liabilities and obligations under the Registration Rights Agreement (as amended hereby) arising from and after the Closing with the same force and effect as if Pubco were initially a party to the Registration Rights Agreement as the “Company” thereunder. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Pubco Common Stock issued by Pubco to the Holders under the Merger Agreement for its Registrable Securities of Purchaser, any Pubco Common Stock delivered to the Holders upon exchange after the Closing for any Purchaser Public Warrants or Purchaser Private Warrants assumed by Pubco in connection therewith and any Pubco Common Stock issuable upon exercise or conversion of such Pubco Public Warrants or Pubco Private Warrants and any other securities of Pubco or any successor entity issued to the Holders in consideration of (including as share sub-divisions, share dividends, consolidations, capitalizations, re-designations and the like) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to Pubco Common Stock, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.

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(c) Section 2.1.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the date the Company consummates the Business Combination, the Holders of at least fifteen percent (15%) of the then-outstanding number of Registrable Securities (the “Demanding Holders”) may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall (i) file a Registration Statement in respect of all Registrable Securities requested by the Demanding Holders and Requesting Holder(s) pursuant such Demand Registration, not more than forty five (45) days immediately after the Company’s receipt of the Demand Registration, and (ii) shall effect the registration thereof as soon as reasonably practicable thereafter. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective.”

(d) Section 2.1.4 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company, the Demanding Holders and the Requesting Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders and the Requesting Holders desire to sell, taken together with all other Pubco Common Stock or other securities which the Company desires to sell and the Pubco Common Stock or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Requesting Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into Pubco Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted basis.”

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(e) Section 2.2.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Pubco Common Stock or other Company securities which the Company desires to sell, taken together with the Pubco Common Stock or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Pubco Common Stock or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the Pubco Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Pubco Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Pubco Common Stock or other securities for the account of the Demanding Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

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(c) If the registration is a “demand” registration undertaken at the demand of holders of Seller Securities under the Seller Registration Rights Agreement: (i) first, the Seller Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Seller Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Seller Securities exercising demand registration rights under the Seller Registration Rights Agreement: (i) first, the Pubco Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

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In the event that Company securities that are convertible into Pubco Common Stock are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted basis. Notwithstanding anything to the contrary above, to the extent that the registration of a Holder’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Holder shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

(f) Section 2.2.3 of the Original Agreement is hereby amended to insert “at least two (2) business days before” immediately prior to the phrase “the effectiveness of such Registration Statement” in the second sentence thereof.

(g) Section 2.3 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.3 Registrations on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twenty (20) days (or ninety (90) calendar days if the Company is required to include therein additional financial information that is not previously included in a filing with the Commission) after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $1,000,000.”

(h) Section 5.1 of the Original Agreement is hereby amended to delete the address for Company for notices under the Registration Rights Agreement and instead add the following address for notices to Pubco under the Registration Rights Agreement: “Key Mining Holdings Corp., 701 Brickell Ave., Suite 1550, Miami, Florida 33131, Attn: Sarah Cuddy, Telephone No.: (786) 847-3320, E-mail: info@keyminingcorp.com, with copies to (which shall not constitute notice) to Key Mining Holdings Corp., 701 Brickell Ave., Suite 1550, Miami, Florida 33131, Attn: Cesar A. López Alarcón, Telephone No.: (786) 427-3547, E-mail: clopez@keyminingcorp.com and Troutman Pepper Locke LLP, 875 Third Avenue, New York, New York 10022, Attn: Joseph Walsh, Esq., Telephone No.: (212) 704-6030, E-mail: joseph.walsh@troutman.com.”

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(i) The Original Agreement is hereby amended to add the following new Section 5.8:

“5.8 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.”

3. Acknowledgement of Other Registration Rights. The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, (i) in connection with the Merger Agreement, Pubco has entered into the Seller Registration Rights Agreement with respect to the Seller Securities, and (ii) Purchaser or Pubco may have previously granted or may grant additional registration rights to investors under or in connection with any Financing Agreements entered into during the Interim Period in accordance with the Merger Agreement in connection with any Transaction Financing (“Financing Registration Rights”), and in each case consents to the foregoing. Notwithstanding anything to the contrary contained herein, in the event that there are any Financing Registration Rights, nothing in the Registration Rights Agreement will restrict the ability of Pubco to fulfill its obligations with respect to the Financing Registration Rights, and in the event of a conflict between the terms of the Registration Rights Agreement and the Financing Registration Rights, the terms of the Financing Registration Rights will prevail.

4. Effectiveness. This Amendment shall become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Sections 5.4 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Registration Rights Agreement as of the date first above written.

Pubco:

Titan Holdings Corp.

By:
Name:
Title:

Purchaser:

Compass Digital Acquisition Corp.

By:
Name:	Thomas D. Hennessy
Title:	Chief Executive Officer

Sponsor:

HCG Opportunity, LLC

By:
Name:
Title:

Old Sponsor:

Compass Digital SPAC, LLC

By:
Name:
Title:

{Signature Page to First Amendment to Founder Registration Rights Agreement}